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                                                                   EXHIBIT 10.53

                  FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT


     THIS FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT (this "Agreement"), made as of the 28th day of January, 1999, by and among Jeffrey T. Arnold ("Arnold"), T. Blake Whitney ("Whitney"), K. Robert Draughon ("Draughon"), W. Michael Heekin ("Heekin"), and Bruce A. Springer ("Springer"); together with Arnold, Whitney, Draughon, and Heekin being collectively referred to hereinafter as the "Managers" and individually as a "Manager"; HBO & Company of Georgia, a Delaware corporation (the "Purchaser"; the Purchaser and the Managers being referred to hereinafter collectively as the "Shareholders"); and WEBMD, INC., a Georgia corporation, formerly known as Endeavor Technologies, Inc. (the "Company");

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Shareholders and the Company did enter into a certain Shareholders' Agreement dated August 24, 1998 (the "Original Agreement"), whereby the Managers granted the Purchaser certain rights of co-sale regarding any series of common stock of the Company owned by them as of the date thereof, issuable to them upon exercise of options or otherwise subsequently acquired by them and addressing certain matters relating to the governance of the Company;

     WHEREAS, the Purchaser and the Company have entered into a certain Investment Agreement dated January 28, 1999 (the "Series B Investment Agreement"), pursuant to which the Purchaser has agreed to purchase a total of 650,000 shares of Series B Preferred Stock, no par value per share of the Company ("Series B Preferred Stock");

     WHEREAS, it is a condition of the Purchaser's obligation to invest in the Company under the terms of the Series B Investment Agreement that the parties enter into this amendment to the Original Agreement to take account of the shares of Series B Preferred Stock that will be owned by the Purchasers after the closing contemplated by the Series B Investment Agreement in connection with any exercise of the Rights of Co-Sale granted to Purchaser under the Original Agreement;

     NOW, THEREFORE, in consideration of mutual covenants herein contained, to induce the Purchaser to enter into the Series B Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholders do hereby agree as follows:

     1.   Amendments.
          ----------

          1.1 The fourth clause beginning with word "WHEREAS," on the first page of the Original Agreement is hereby amended by substituting for the words "('Preferred Stock')" at the end thereof the words "('Series A Preferred Stock')".
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          1.2  Section 2.3 of the Original Agreement is hereby amended by deleting the words "Preferred Stock" wherever they appear in the first sentence thereof substituting instead the words "Series A Preferred Stock" and by inserting after the words "the designations thereof" within such sentence the words "or in accordance with the terms of that certain Investment Agreement dated January 12, 1999, between the Purchaser and the Company".

          1.3 Section 2.3 is hereby amended by inserting in the parenthetical in the third sentence thereof which defines the term "Co-Sale Number") after the words "upon conversion of any" the words "Series A Preferred Stock or Series B Preferred Stock, no par value per share, of the Company ['Series B Preferred Stock'; the Series A Preferred Stock and the Series B Preferred Stock being referred to hereinafter collectively as the 'Preferred Stock']."

          1.4 Except as amended hereby, the terms of the Original Agreement shall remain in full force and effect without change.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Shareholders' Agreement either themselves or by their duly authorized representatives as of the day and year first written above.


                          /s/ Jeffrey T. Arnold
                         ------------------------------------------
                         JEFFREY T. ARNOLD, individually



                          T. Blake Whitney
                         ------------------------------------------
                         T. BLAKE WHITNEY, individually



                          /s/ K. Robert Draughon
                         ------------------------------------------
                         K. ROBERT DRAUGHON, individually



                          /s/ W. Michael Heekin
                         ------------------------------------------
                         W. MICHAEL HEEKIN, individually



                          /s/ Bruce A. Springer
                         ------------------------------------------
                         BRUCE A. SPRINGER, individually

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                         HBO & COMPANY OF GEORGIA


                         By:  /s/ Albert J Bergonzi
                            ---------------------------------------
                            Name:  Albert J. Bergonzi
                            Title:  President


                         WEBMD, INC.


                         By:  Jeffrey T. Arnold
                            ---------------------------------------
                            Name:  Jeffrey T. Arnold
                            Title:   Chief Executive Officer

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